Exhibit 10.5

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of September 10, 2026, and shall be effective as of the Closing (defined below), by and among (i) Aperture AC, a Cayman Islands exempted company (together with its successors, the “Company”), (ii) Aperture Sponsor LLC, a Delaware limited liability company (the “Sponsor”), (iii) the undersigned individuals, each of whom is a member of the Company’s board of directors and/or management team and who, along with the Sponsor and other transferees of the applicable Company securities, is referred to as an “Insider” pursuant to the terms of the Letter Agreement (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Letter Agreement (as defined below) (and if such term is not defined in the Letter Agreement, then in the BCA (as defined below)).

RECITALS

WHEREAS, Company, the Sponsor and the other undersigned Insiders are parties to that certain Letter Agreement, dated as of May 20, 2026 (the “Original Letter Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which the Sponsor and the undersigned Insiders agreed, among other matters, to (i) waive their redemption rights with respect to their Class A Ordinary Shares that they may have in connection with the consummation of the proposed Business Combination, (ii) waive their rights to liquidating distributions from the trust account with respect to their Founder Shares (although they will be entitled to liquidating distributions from the trust account with respect to any Offering Shares), (iii) vote any Ordinary Shares owned by it, him or her in favor of any proposed Business Combination for which the Company seeks approval, and (iv) comply with certain transfer restrictions with respect to the Founder Shares (or the Class A Ordinary Shares issuable upon conversion of the Founder Shares) and the Private Placement Units (including the underlying Private Placement Shares and Private Placement Rights);

WHEREAS, on or about the date hereof, (i) the Company, (ii) Target, and (iii) AP Ocean Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), among other parties, entered into that certain Business Combination Agreement (as may be amended, modified, supplemented and/or restated from time to time in accordance with the terms thereof, the “BCA”);

WHEREAS, pursuant to the BCA, subject to the terms and conditions thereof, upon consummation of the transactions (the “Transactions”) contemplated by the BCA (the “Closing”), among other matters, (a) the Company will continue out of the Cayman Islands and become domesticated as a corporation in the state of Delaware, and (b) Merger Sub will merge with and into Target (the “Merger”), with Target surviving such merger as a wholly-owned subsidiary of the Company, all upon the terms and subject to the conditions set forth in the BCA and in accordance with applicable Law;

WHEREAS, the parties hereto desire to amend the Letter Agreement to remove, subject to and contingent upon the Closing, the transfer restriction applicable to 30% of the Founder Shares, Private Placement Shares and shares underlying the Private Placement Rights; and

WHEREAS, pursuant to Section 12 of the Letter Agreement, the Letter Agreement can be amended with the written consent of all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to the Letter Agreement. The Parties hereby agree to the following amendments to the Letter Agreement:

(a) The defined terms in this Amendment, including without limitation in the preamble and recitals hereto, and the definitions incorporated by reference from the BCA, are hereby added to the Letter Agreement as if they were set forth therein.

(b) Effective upon the Closing, Section 8 of the Letter Agreement is hereby amended by inserting the following new clause immediately after clause (c):

“(d) Notwithstanding the provisions of this Section 8, from and after the Closing under the BCA, the Lock-up under this Letter Agreement will not apply to thirty percent (30%) of each of (i) the Founder Shares, (ii) the Private Placement Shares and (iii) the shares issued in exchange for the Private Placement Rights in connection with the Closing, in each case, that are held by the Sponsor and each Insider.”

2. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the BCA is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

3. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Letter Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Letter Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Letter Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Letter Agreement, including without limitation Section 14 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

Sincerely,

APERTURE SPONSOR LLC

By:	/s/ Calvin Kung
	Name:	Calvin Kung
	Title:	Chief Executive Officer

APERTURE AC

By:	/s/ Calvin Kung
	Name:	Calvin Kung
	Title:	Chief Executive Officer

[Signature Page to Amendment to Letter Agreement]

Insiders:

By:	/s/ Calvin Kung
	Name:	Calvin Kung

By:	/s/ Daniel Zhao
	Name:	Daniel Zhao

By:	/s/ Zhen Tan
	Name:	Zhen Tan

By:	/s/ Thomas Elliott Friend
	Name:	Thomas Elliott Friend

By:	/s/ Song Pettus
	Name:	Song Pettus

Accepted and agreed:

IB Capital, LLC

By:	/s/ Mike McCrory
Name:	Mike McCrory
Title:	CEO/Managing Member

[Signature Page to Amendment to Letter Agreement]

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